                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                November 16, 2005

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

           RHODE ISLAND                                              05-0318215
          (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER IDENTIFICATION
          INCORPORATION OR ORGANIZATION)                                 NUMBER

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.01. Regulation FD Disclosure

     On November  16,  2005,  Astro-Med,  Inc.  (the  "Company")  issued a press release  correcting a statement made by the Company's  Chief  Executive  Officer during the  Company's  Conference  Call of November 15, 2005 A copy of the press release  is  attached  hereto  as  Exhibit  99.1 and is  incorporated  herein by reference.

     This information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibit

Exhibit no.     Exhibit

99.1     Press release dated November 16, 2005

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: November 16, 2005               ASTRO-MED, INC.

                                       By:      /s/ Joseph P. O'Connell
                                          --------------------------------------
                                                   Joseph P. O'Connell
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                Exhibit

99.1                       Press release dated November 16, 2005